EXHIBIT 10.38

                                                               EXECUTION VERSION


                                    AMENDMENT NO. 5 dated as of April 18, 2003 to the Credit, Security, Guaranty and Pledge Agreement dated as of June 20, 2000, as amended, among First Look Media, Inc. (formerly known as Overseas Filmgroup, Inc.) (the "Borrower"), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent (in its capacity as such, the "Administrative Agent") and as Issuing Bank (in its capacity as such, the "Issuing Bank") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").


                             INTRODUCTORY STATEMENT


     The Borrower has advised the Lenders that as of the year ended December 2002, the Borrower is not in compliance with Section 6.19 of the Credit Agreement. The Borrower has requested that the Lenders waive such non-compliance. The Borrower has also advised the Administrative Agent that on the Effective Date (as defined below) it will deliver an irrevocable notice (the "Commitment Reduction Notice") to the Administrative Agent to permanently reduce the Total Commitments, as more fully described herein. The Required Lenders and the Administrative Agent have agreed to waive such non-compliance and to amend certain other provisions of the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) Section 2.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Optional and Mandatory Termination or Reduction of Commitments. (a) Upon at least three (3) Business Days' prior written, facsimile or telephonic notice (provided that such telephonic notice is immediately followed by written confirmation) to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Commitments. In the case of a partial reduction, each such reduction of the Total Commitments shall be in a minimum aggregate principal amount of $1,000,000 or an integral multiple of $100,000.

          (b) Simultaneously with any termination or reduction of the Total Commitments under this Section 2.6, the Borrower shall pay to the Administrative Agent for the benefit of the Lenders an amount equal to the difference between (i) the Loans outstanding plus the L/C Exposure plus the aggregate Completion Reserves for all items of Product and
          (ii) the Total Commitments as reduced as of such date.

          (c) Upon any reduction in the Total Commitments under this Section 2.6, the Commitment of each Lender shall be reduced in accordance with each Lender's Percentage.

          (d) Simultaneously with each termination or reduction of the Total Commitments, the Borrower shall pay to the Administrative Agent for the benefit of each Lender all accrued and unpaid Commitment Fees on the amount of the Commitment so terminated or reduced through the date of such termination or reduction."

     Section 3. Commitment Reduction Notice. On the Effective Date, the Borrower shall deliver to the Administrative Agent the Commitment Reduction Notice, which shall permanently and irrevocably reduce the Total Commitments, in accordance with Section 2.6 of the Credit Agreement, in the amounts and on the dates specified therein.

     Section 4. Limited Waiver. The Administrative Agent and the Lenders hereby waive any Default or Event of Default, whether existing as of the Effective Date hereof or arising on or prior to December 31, 2003 (the "Waiver Period"), due to the failure by the Borrower to comply with Section 6.19 of the Credit Agreement; provided that during such Waiver Period the Borrower does not report on its financial statements aggregate net losses in excess of $2,659,000.

     Section 5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of (i) counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Administrative Agent, the Issuing Bank and the Lenders which, in the aggregate, hold the minimum percentage of the aggregate Credit Exposure required pursuant to Section 13.11 of the Credit Agreement, (ii) the Commitment Reduction Notice, (iii) a revised schedule of Product identifying the Laboratories where the Physical Materials are located, and (iv) an executed Copyright Security Agreement Supplement in form and substance reasonably acceptable to the Administrative Agent, (the date on which all such conditions have been satisfied being herein called the "Effective Date").

     Section 6. Representations and Warranties. Each Credit Party represents and warrants that:


     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 7. Reservation of Rights. Except as otherwise set forth herein, this Amendment shall not be a waiver of any Defaults or Events of Default which may now or hereafter exist and the Lenders reserve any and all rights and remedies under the Fundamental Documents, at law or in equity, in connection with such Defaults or Events of Default.

     Section 8. Future Negotiations. This Amendment shall not (i) be construed as a commitment to further restructure the Fundamental Documents or the Obligations, (ii) be construed as an agreement to further amend the Credit Agreement or any other Fundamental Document, and (iii) affect any other right which the Administrative Agent or the Lenders may have under the Credit Agreement or the Fundamental Documents.

     Section 9. Release. By execution of this Amendment, each of the Credit Parties, singly and for each of their respective successors and assigns, jointly and severally hereby acknowledges and confirms that the Credit Parties do not have, either singly or jointly, any offsets, defenses, rights of recoupment or claims of any kind or nature against the Administrative Agent or the Lenders or any of their officers, agents, directors or employees, whether asserted or unasserted arising from or in any way related to the Fundamental Documents, this Amendment, the Obligations and the transactions contemplated thereby or hereby. To the extent that any Credit Party may have such offsets, defenses, rights of recoupment or claims, each Credit Party and each of its respective successors, assigns, parents, subsidiaries, affiliates, predecessors, employees and agents, as applicable, jointly and severally, releases and forever discharges the Administrative Agent and the Lenders, their subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, successors and assigns, both present and former (collectively the "Lenders' Affiliates"), of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity which any Credit Party ever had, now have or which any Credit Party's successors, assigns, parents, subsidiaries, affiliates, predecessors, employees or agents, as applicable, both present and former, ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever, including, without limitation, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated against the Lenders or the Lenders' Affiliates. It is understood and agreed that the release set forth above will not be impaired or otherwise affected by the occurrence of an Event of Default and the Administrative Agent's exercise of any rights and remedies available to the Administrative Agent or any Lender. The provisions of this Section shall be effective and binding upon the Credit Parties and enforceable by the Administrative Agent and the Lenders as of the Effective Date.

     Section 10. Further Assurances. At any time and from time to time, upon the Administrative Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section  11.  Fundamental   Documents.   This  Amendment  is  designated  a
Fundamental Document by the Administrative Agent.

     Section 12. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 13. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 14. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 15. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

     Section 16. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect theconstruction of or be taken into consideration in interpreting this Amendment.



                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

                                    BORROWER:

                                    FIRST LOOK MEDIA, INC. (formerly known as
                                    OVERSEAS FILMGROUP, INC.)



                                    By: /s/ William F. Lischak
                                        ___________________________
                                        Name: William F. Lischak
                                        Title: Chief Operating Officer
                                                and Chief Financial Officer

                                    GUARANTORS:

                                    INTRASTATE FILM DISTRIBUTORS, INC.




                                     By: /s/ William F. Lischak
                                         ___________________________
                                         Name: William F. Lischak
                                         Title: Chief Financial Officer


                                    FIRST LOOK MUSIC, INC. (formerly known as
                                    JACARANDA MUSIC, INC.)


                                     By: /s/ William F. Lischak
                                         ___________________________
                                         Name: William F. Lischak
                                         Title: Chief Financial Officer


                                    WALRUS PICTURES, INC.



                                     By: /s/ William F. Lischak
                                         ___________________________
                                         Name: William F. Lischak
                                         Title:  Chief Financial Officer


                                   ALIEN TOWERS, INC.



                                    By: /s/ William F. Lischak
                                        ___________________________
                                        Name: William F. Lischak
                                        Title:  Chief Financial Officer

                                   CODE 99 PRODUCTIONS, INC.



                                    By: /s/ William F. Lischak
                                        ___________________________
                                        Name: William F. Lischak
                                        Title: Chief Financial Officer


                                   MAP PRODUCTIONS, INC.



                                  By:  /s/ William F. Lischak
                                       ___________________________
                                       Name: William F. Lischak
                                       Title: Chief Financial Officer


                                    LENDERS:


                                   JPMORGAN CHASE BANK
                                   (formerly known as The Chase Manhattan Bank), Individually and as Administrative Administrative Agent and Issuing Bank




                                    By: /s/ Garrett J. Verdone
                                        ____________________________
                                        Name: Garrett J. Verdone
                                        Title: Senior Vice President


                                    BNP PARIBAS



                                    By: /s/ Frederique Marhaut
                                        _______________________________
                                        Name: Frederique Marhaut
                                        Title: Director



                                    By: /s/ Tjalling Terpstra
                                        _______________________________
                                        Name: Tjalling Terpstra
                                        Title: Director



                                    BANKGESELLSCHAFT BERLIN AG



                                    By:______________________________
                                        Name:
                                        Title:


                                    By: ______________________________
                                        Name:
                                        Title:

                                    CITY NATIONAL BANK


                                    By: /s/ Norman B. Starr
                                        ______________________________
                                        Name: Norman B. Starr
                                        Title: Senior Vice President



                                     COUTTS & CO.



                                     By: /s/ C. P. Collins
                                         ______________________________
                                         Name: C. P. Collins
                                         Title: Manager


                                     COMERICA BANK - CALIFORNIA



                                     By: _____________________________
                                          Name:
                                          Title:



                                      VEREINS-UND WESTBANK AG



                                      By: /s/  S. Gugel
                                          _____________________________
                                          Name: S. Gugel
                                          Title: Vice President


                                      By: /s/ A. Druskeit
                                          ______________________________
                                          Name: A. Druskeit
                                          Title: Vice President

                           Commitment Reduction Notice


     Reference is made to the Credit, Security, Guaranty and Pledge Agreement dated as of June 20, 2000, as amended, among First Look Media, Inc. (formerly known as Overseas Filmgroup, Inc.) (the "Borrower"), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent (in its capacity as such, the "Administrative Agent") and as Issuing Bank (in its capacity as such, the "Issuing Bank") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement"; the defined terms therein being herein used with the same meanings). In accordance with Section 2.6 of the Credit Agreement, the Borrower hereby instructs the Administrative Agent to permanently reduce that the Total Commitments to the amounts specified below on the dates specified below:

------------------------------------ --------------------------------------
  Date of Reduction                            Total Commitments
  of Total Commitments
------------------------------------ --------------------------------------
April 15, 2003                                   $19,000,000

------------------------------------- -------------------------------------
July 1, 2003                                     $18,000,000

------------------------------------- -------------------------------------
October 1, 2003                                  $17,000,000

------------------------------------- -------------------------------------
January 1, 2004                                  $14,500,000

------------------------------------- -------------------------------------

         The foregoing notice made and delivered this 18th day of April, 2003 pursuant to Section 2.6 of the Credit Agreement is irrevocable and may not be modified, terminated or revoked.

                                First Look Media, INC.


                                 By: /s/ William F. Lischak
                                     ___________________________
                                     Name: William F. Lischak
                                     Title: Chief Operating Officer
                                              and Chief Financial Officer